Exhibit 99.2 KNX 1Q21 Earnings Presentation

2 Disclosure This presentation, including documents incorporated herein by reference, will contain forward- looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward- looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those contemplated by the forward-looking statements. Please review our disclosures in filings with the United States Securities and Exchange Commission. Non-GAAP Financial Data This presentation includes the use of adjusted operating income, operating ratio, adjusted operating ratio, net income, adjusted earnings per share, adjusted pre-tax income, return on net tangible assets, adjusted leverage ratio, available liquidity, and free cash flow, which are financial measures that are not in accordance with United States generally accepted accounting principles (“GAAP”). Each such measure is a supplemental non-GAAP financial measure that is used by management and external users of our financial statements, such as industry analysts, investors and lenders. While management believes such measures are useful for investors, they should not be used as a replacement for financial measures that are in accordance with GAAP. In addition, our use of these non-GAAP measures should not be interpreted as indicating that these or similar items could not occur in future periods. In addition, adjusted operating ratio excludes trucking segment fuel surcharges from revenue and nets these surcharges against fuel expense.

KNX Overview

Trucking

		Q1 '21		TTM Q1 '21
Revenue (ex. fuel surcharge and intersegment transactions)	$	872.8M	$	3,532.4M
Adjusted Operating Ratio [1]		81.8 %		81.9 %

- 13,130 irregular route tractors, 5,094 dedicated tractors, and 59,797 combined trailers
- Dry Van, Refrigerated, Dedicated, Flatbed, Drayage, and Expedited service offerings

Intermodal

		Q1 '21		TTM Q1 '21
Revenue (ex intersegment transactions)	$	107.0M	$	403.4M
Adjusted Operating Ratio [1]		96.8 %		98.7 %

- 597 tractors and 10,846 containers

Logistics

		Q1 '21		TTM Q1 '21
Revenue (ex intersegment transactions)	$	115.7M	$	404.1M
Adjusted Operating Ratio [1]		93.5 %		94.0 %

Shareholder Value

Q1 '21

- Free Cash Flow of $262M for Q1 and $714M for the TTM [2]
- TTM Return on Net Tangible Assets of 16.9% [1]
- Leverage Ratio of 0.54 [1]
- Repurchased $54M of our common stock
- $14M paid out in Dividends

1 See GAAP to non-GAAP reconciliation in the schedules following this presentation
2 Free Cash Flow is a non-GAAP measure defined as net cash provided by operating activities, less net cash capital expenditures.

3

KNIGHT TRANSPORTATION SWIFT TRANSPORTATION

4 First Quarter 2021 Comparative Results Adjustments • $11.7M in Q1 2021 and $11.5M in Q1 2020 of amortization expense from mergers and acquisitions • $1.2M in Q1 2021 of legal accruals • $0.9M in Q1 2020 of impairments • $2.3M in Q1 2020 for Covid-19 incremental costs 1 See GAAP to non-GAAP reconciliation in the schedules following this presentation Knight-Swift Consolidated Q1 '21 Q1 '20 Change (Dollars in thousands, except per share data) Total revenue $ 1,223,014 $ 1,124,798 8.7 % Revenue xFSC $ 1,133,105 $ 1,027,095 10.3 % Operating income $ 162,259 $ 102,119 58.9 % Adj. Operating Income 1 $ 175,250 $ 116,788 50.1 % Net income attributable to Knight-Swift $ 129,790 $ 65,426 98.4 % Adj. Net income Attributable to Knight Swift 1 $ 139,433 $ 76,205 83.0 % Earnings per diluted share $ 0.77 $ 0.38 102.6 % Adj. EPS 1 $ 0.83 $ 0.44 88.6%

5 Operating Performance – Trucking • 6.3% growth in Revenue xFSC • 81.8% Adjusted Operating Ratio in Q1 2021 compared to 86.5% the previous year • 43.3% year-over-year improvement in Adjusted Operating Income • 11.3% Revenue xFSC growth and a 78.5% Adjusted Operating Ratio in Swift Truckload • 10.0% Revenue xFSC growth and a 79.0% Adjusted Operating Ratio in Knight Trucking 1 See GAAP to non-GAAP reconciliation in the schedules following this presentation. Trucking Operating Statistics Q1 '21 Q1 '20 Change Average revenue per tractor $47,894 $44,474 7.7 % Average tractors 18,224 18,462 (1.3%) Average trailers 59,797 57,716 3.6 % Miles per tractor 20,928 22,568 (7.3%) Trucking Financial Metrics Q1 '21 Q1 '20 Change (Dollars in thousands) Revenue xFSC $872,814 $821,084 6.3 % Operating income $158,483 $107,334 47.7 % Adjusted Operating Income 1 $158,807 $110,805 43.3 % Operating ratio 83.5% 88.3% (480 bps) Adjusted Operating Ratio 1 81.8% 86.5% (470 bps)

6 Operating Performance – Logistics • 50.8% increase in Revenue • 103.7% increase in Operating income • 43.0% increase in Brokerage revenue per load • 5.4% increase in Brokerage load counts • Power only loads increased 56.2% from the prior year and now account for over 25% of total Q1 volume • 4,500 carriers were digitally matched through our Select platform representing 20% of brokerage load volume 1 See GAAP to non-GAAP reconciliation in the schedules following this presentation. Brokerage Only Operating Statistics Q1 '21 Q1 '20 Change Revenue per load $1,971 $1,378 43.0 % Gross margin 14.4% 14.7% (30 bps) Logistics Financial Metrics Q1 '21 Q1 '20 Change (Dollars in thousands) Revenue ex intersegment $115,722 $76,757 50.8 % Operating income $7,577 $3,719 103.7 % Operating ratio 93.6% 95.3% (170 bps) Adjusted Operating Ratio 1 93.5% 95.2% (170 bps)

7 Operating Performance – Intermodal • 13.1% increase in Revenue • $6.2M year-over-year improvement in Operating Income • 96.8% Operating Ratio during Q1 2021 compared with 102.9% the prior year • 10.2% year-over-year increase in average revenue per load • 2.6% increase in load counts from Q1 2020 Intermodal Operating Statistics Q1 '21 Q1 '20 Change Average revenue per load $2,549 $2,314 10.2 % Load count 41,968 40,889 2.6 % Average tractors 597 601 (0.7%) Average containers 10,846 9,856 10.0 % Intermodal Financial Metrics Q1 '21 Q1 '20 Change (Dollars in thousands) Revenue ex intersegment $106,971 $94,622 13.1 % Operating income (loss) $3,457 $(2,737) 226.3 % Adjusted Operating Income (loss) 1 $3,457 $(2,689) 228.6 % Operating ratio 96.8% 102.9% (610 bps) Adjusted Operating Ratio 1 96.8% 102.8% (600 bps) 1. See GAAP to non-GAAP reconciliation in the schedules following this presentation.

8 Focus on Sustainability KNX improved CO2 emissions per mile by 3.6% in 2020, placing us on track to achieve established goals Knight-Swift Zero Emissions Battery Electric Vehicle

9 Market Outlook FY 2021 • Over-the-road truckload demand is at unprecedented levels and expected to continue into 2022 • Capacity expansion will be limited as new tractor builds are constrained by parts availability • Inventory restocking and strong demand will continue to support a favorable rate environment • The challenge of sourcing and retaining drivers will intensify and lead to additional driver wage inflation • Increased demand for power only opportunities • Continuing non-contract freight opportunities with tougher year- over-year comparisons in the back half of the year

10 2021 Guidance Increasing expected Adjusted EPS for the full year 2021 from $3.20 - $3.40 to $3.45 - $3.60 Guidance Assumptions • Over-the-road contract rate increases trending in the mid-teens • Miles per truck will be pressured by the driver shortage • Modest pressure on tractor count as sourcing drivers remains challenging • Continued strength in Logistics revenue growth • Double digit Intermodal revenue and pricing growth • Margin improvement in Intermodal • Inflationary pressure on driver wages, recruiting and hiring expenses • Tax rate of 25.5% - 27.0% before discrete items for 2021 • Net Cash Capex for the full year 2021 expected range of $450M - $500M

11 Appendix

12 Non-GAAP Reconciliation Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio 1 Quarter Ended March 31, 2021 2020 GAAP Presentation (Dollars in thousands) Total revenue $ 1,223,014 $ 1,124,798 Total operating expenses (1,060,755) (1,022,679) Operating income $ 162,259 $ 102,119 Operating ratio 86.7% 90.9 % Non-GAAP Presentation Total revenue $ 1,223,014 $ 1,124,798 Trucking fuel surcharge (89,909) (97,703) Revenue, excluding trucking fuel surcharge 1,133,105 1,027,095 Total operating expenses 1,060,755 1,022,679 Adjusted for: Trucking fuel surcharge (89,909) (97,703) Amortization of intangibles 2 (11,749) (11,474) Impairments 3 — (902) Legal accruals 4 (1,242) — COVID-19 incremental costs 5 — (2,293) Adjusted Operating Expenses 957,855 910,307 Adjusted Operating Income $ 175,250 $ 116,788 Adjusted Operating Ratio 84.5% 88.6% 1 Pursuant to the requirements of Regulation G, this table reconciles consolidated GAAP operating ratio to consolidated non-GAAP Adjusted Operating Ratio. 2 "Amortization of intangibles" reflects the non-cash amortization expense relating to intangible assets identified in the 2017 Merger and other acquisitions. 3 "Impairments" for the first quarter of 2020 reflect the impairment of trailer tracking equipment (within the Trucking segment). 4 "Legal accruals" are included in "Miscellaneous operating expenses" in the condensed consolidated statements of comprehensive income and reflect costs related to certain class action lawsuits arising from employee related matters. 5 "COVID-19 incremental costs" reflects costs incurred during the first quarter of 2020 that were directly attributable to the pandemic and were incremental to those incurred prior to the outbreak. These include payroll premiums paid to our drivers and shop mechanics, additional disinfectants and cleaning supplies, and various other pandemic-specific items. The costs are clearly separable from our normal business operations and are not expected to recur once the pandemic subsides.

13 Non-GAAP Reconciliation Non-GAAP Reconciliation (Unaudited): Adjusted Net Income Attributable to Knight-Swift and Adjusted EPS 1 Quarter Ended March 31, 2021 2020 (Dollars in thousands, except per share data) GAAP: Net income attributable to Knight-Swift $ 129,790 $ 65,426 Adjusted for: Income tax expense attributable to Knight-Swift 45,329 24,554 Income before income taxes attributable to Knight-Swift 175,119 89,980 Amortization of intangibles 2 11,749 11,474 Impairments 3 — 902 Legal accruals 4 1,242 — COVID-19 incremental costs 5 — 2,293 Adjusted income before income taxes 188,110 104,649 Provision for income tax expense at effective rate (48,677) (28,444) Non-GAAP: Adjusted Net Income Attributable to Knight-Swift $ 139,433 $ 76,205 1 Pursuant to the requirements of Regulation G, these tables reconcile consolidated GAAP net income attributable to Knight-Swift to non-GAAP consolidated Adjusted Net Income Attributable to Knight-Swift. 2 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 2. 3 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 3. 4 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 4. 5 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 5.

14 Non-GAAP Reconciliation Non-GAAP Reconciliation (Unaudited): Adjusted Net Income Attributable to Knight-Swift and Adjusted EPS 1 Quarter Ended March 31, 2021 2020 GAAP: Earnings per diluted share $ 0.77 $ 0.38 Adjusted for: Income tax expense attributable to Knight-Swift 0.27 0.14 Income before income taxes attributable to Knight-Swift 1.04 0.53 Amortization of intangibles 2 0.07 0.07 Impairments 3 — 0.01 Legal accruals 4 0.01 — COVID-19 incremental costs 5 — 0.01 Adjusted income before income taxes 1.12 0.61 Provision for income tax expense at effective rate (0.29) (0.17) Non-GAAP: Adjusted EPS $ 0.83 $ 0.44 Note: Because the numbers reflected in the table above are calculated on a per share basis, they may not foot due to rounding. 1 Pursuant to the requirements of Regulation G, these tables reconcile consolidated GAAP diluted earnings per share to non-GAAP consolidated Adjusted EPS. 2 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 2. 3 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 3. 4 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 4. 5 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 5.

15 Non-GAAP Reconciliation Non-GAAP Reconciliation (Unaudited): Segment Adjusted Operating Income and Adjusted Operating Ratio 1 Quarter Ended March 31, Trucking Segment 2021 2020 GAAP Presentation (Dollars in thousands) Total revenue $ 962,947 $ 919,061 Total operating expenses (804,464) (811,727) Operating income $ 158,483 $ 107,334 Operating ratio 83.5% 88.3 % Non-GAAP Presentation Total revenue $ 962,947 $ 919,061 Fuel surcharge (89,909) (97,703) Intersegment transactions (224) (274) Revenue, excluding fuel surcharge and intersegment transactions 872,814 821,084 Total operating expenses 804,464 811,727 Adjusted for: Fuel surcharge (89,909) (97,703) Intersegment transactions (224) (274) Amortization of intangibles 2 (324) (324) Impairments 3 — (902) COVID-19 incremental costs 4 — (2,245) Adjusted Operating Expenses 714,007 710,279 Adjusted Operating Income $ 158,807 $ 110,805 Adjusted Operating Ratio 81.8% 86.5% 1 Pursuant to the requirements of Regulation G, this table reconciles GAAP operating ratio to non-GAAP Adjusted Operating Ratio. 2 "Amortization of intangibles" reflects the non-cash amortization expense relating to intangible assets identified in historical Knight acquisitions. 3 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 3. 4 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 5.

16 Non-GAAP Reconciliation Quarter Ended March 31, Logistics Segment 2021 2020 GAAP Presentation (Dollars in thousands) Total revenue $ 118,887 $ 79,198 Total operating expenses (111,310) (75,479) Operating income $ 7,577 $ 3,719 Operating ratio 93.6% 95.3 % Non-GAAP Presentation Total revenue $ 118,887 $ 79,198 Intersegment transactions (3,165) (2,441) Revenue, excluding intersegment transactions 115,722 76,757 Total operating expenses 111,310 75,479 Adjusted for: Intersegment transactions (3,165) (2,441) Adjusted Operating Expenses 108,145 73,038 Adjusted Operating Income $ 7,577 $ 3,719 Adjusted Operating Ratio 93.5% 95.2 % Non-GAAP Reconciliation (Unaudited): Segment Adjusted Operating Income and Adjusted Operating Ratio 1 1 Pursuant to the requirements of Regulation G, this table reconciles GAAP operating ratio to non-GAAP Adjusted Operating Ratio.

17 Non-GAAP Reconciliation Non-GAAP Reconciliation (Unaudited): Segment Adjusted Operating Income and Adjusted Operating Ratio 1 Quarter Ended March 31, Intermodal Segment 2021 2020 GAAP Presentation (Dollars in thousands) Total revenue $ 107,066 $ 94,731 Total operating expenses (103,609) (97,468) Operating income (loss) $ 3,457 $ (2,737) Operating ratio 96.8% 102.9 % Non-GAAP Presentation Total revenue $ 107,066 $ 94,731 Intersegment transactions (95) (109) Revenue, excluding intersegment transactions 106,971 94,622 Total operating expenses 103,609 97,468 Adjusted for: Intersegment transactions (95) (109) COVID-19 incremental costs 2 — (48) Adjusted Operating Expenses 103,514 97,311 Adjusted Operating Income (Loss) $ 3,457 $ (2,689) Adjusted Operating Ratio 96.8% 102.8% 1 Pursuant to the requirements of Regulation G, this table reconciles GAAP operating ratio to non-GAAP Adjusted Operating Ratio. 2 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 5.

Non-GAAP Reconciliation

Non-GAAP Reconciliation (Unaudited):
Segment Adjusted Operating Income and Adjusted Operating Ratio — Trailing Twelve Months [1]

Trucking Segment	Three Months Ended March 31, 2021	Year Ended December 31, 2020	Three Months Ended March 31, 2020	TTM March 31, 2021
GAAP Presentation	(Dollars in thousands)			
Total revenue	$ 962,947	$3,786,030	$ 919,061	$3,829,916
Total operating expenses	(804,464)	(3,207,518)	(811,727)	(3,200,255)
Operating income	$ 158,483	$ 578,512	$ 107,334	$ 629,661
Operating ratio	83.5 %	84.7 %	88.3 %	83.6 %
Non-GAAP Presentation				
Total revenue	$ 962,947	$3,786,030	$ 919,061	$3,829,916
Fuel surcharge	(89,909)	(304,656)	(97,703)	(296,862)
Intersegment transactions	(224)	(753)	(274)	(703)
Revenue, excluding fuel surcharge and intersegment transactions	872,814	3,480,621	821,084	3,532,351
Total operating expenses	804,464	3,207,518	811,727	3,200,255
Adjusted for:				
Fuel surcharge	(89,909)	(304,656)	(97,703)	(296,862)
Intersegment transactions	(224)	(753)	(274)	(703)
Amortization of intangibles [2]	(324)	(1,296)	(324)	(1,296)
Impairments [3]	—	(1,131)	(902)	(229)
COVID-19 incremental costs [4]	—	(12,146)	(2,245)	(9,901)
Adjusted Operating Expenses	714,007	2,887,536	710,279	2,891,264
Adjusted Operating Income	$ 158,807	$ 593,085	$ 110,805	$ 641,087
Adjusted Operating Ratio	81.8 %	83.0 %	86.5 %	81.9 %

1 Pursuant to the requirements of Regulation G, this table reconciles consolidated GAAP operating ratio to consolidated non-GAAP Adjusted Operating Ratio.
2 "Amortization of intangibles" reflects the non-cash amortization expense relating to intangible assets identified in historical Knight acquisitions.
3 "Impairments" reflects the following non-cash impairments:
- First quarter 2020 impairments include trailer tracking equipment;
- Full-year 2020 also includes impairments of certain tractors and certain legacy trailers (within the non-reportable segments) as a result of a softer used equipment market.

4 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 5.

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KNIGHT TRANSPORTATION SWIFT TRANSPORTATION

19 Non-GAAP Reconciliation Logistics Segment Three Months Ended March 31, 2021 Year Ended December 31, 2020 Three Months Ended March 31, 2020 TTM March 31, 2021 GAAP Presentation (Dollars in thousands) Total revenue $ 118,887 $ 375,841 $ 79,198 $ 415,530 Total operating expenses (111,310) (355,596) (75,479) (391,427) Operating income $ 7,577 $ 20,245 $ 3,719 $ 24,103 Operating ratio 93.6% 94.6% 95.3% 94.2 % Non-GAAP Presentation Total revenue $ 118,887 $ 375,841 $ 79,198 $ 415,530 Intersegment transactions (3,165) (10,742) (2,441) (11,466) Revenue, excluding intersegment transactions 115,722 365,099 76,757 404,064 Total operating expenses 111,310 355,596 75,479 391,427 Adjusted for: Intersegment transactions (3,165) (10,742) (2,441) (11,466) Adjusted Operating Expenses 108,145 344,854 73,038 379,961 Adjusted Operating Income $ 7,577 $ 20,245 $ 3,719 $ 24,103 Adjusted Operating Ratio 93.5% 94.5% 95.2% 94.0 % Non-GAAP Reconciliation (Unaudited): Segment Adjusted Operating Income and Adjusted Operating Ratio — Trailing Twelve Months 1 1 Pursuant to the requirements of Regulation G, this table reconciles consolidated GAAP operating ratio to consolidated non-GAAP Adjusted Operating Ratio.

20 Non-GAAP Reconciliation Non-GAAP Reconciliation (Unaudited): Segment Adjusted Operating Income and Adjusted Operating Ratio — Trailing Twelve Months 1 Intermodal Segment Three Months Ended March 31, 2021 Year Ended December 31, 2020 Three Months Ended March 31, 2020 TTM March 31, 2021 GAAP Presentation (Dollars in thousands) Total revenue $ 107,066 $ 391,462 $ 94,731 $ 403,797 Total operating expenses (103,609) (392,405) (97,468) (398,546) Operating income (loss) $ 3,457 $ (943) $ (2,737) $ 5,251 Operating ratio 96.8% 100.2% 102.9% 98.7 % Non-GAAP Presentation Total revenue $ 107,066 $ 391,462 $ 94,731 $ 403,797 Intersegment transactions (95) (364) (109) (350) Revenue, excluding intersegment transactions 106,971 391,098 94,622 403,447 Total operating expenses 103,609 392,405 97,468 398,546 Adjusted for: Intersegment transactions (95) (364) (109) (350) COVID-19 incremental costs 2 — (113) (48) (65) Adjusted Operating Expenses 103,514 391,928 97,311 398,131 Adjusted Operating Income (Loss) $ 3,457 $ (830) $ (2,689) $ 5,316 Adjusted Operating Ratio 96.8% 100.2% 102.8% 98.7% 1 Pursuant to the requirements of Regulation G, this table reconciles consolidated GAAP operating ratio to consolidated non-GAAP Adjusted Operating Ratio. 2 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 5.

21 Non-GAAP Reconciliation Non-GAAP Reconciliation (Unaudited): Return on Net Tangible Assets 1 March 31, 2021 2020 (Dollars in thousands) Total Assets $ 8,519,475 $ 8,288,323 Adjusted for: Intangible assets, net (1,393,346) (1,423,666) Goodwill (2,958,709) (2,923,382) Tangible Assets $ 4,167,420 $ 3,941,275 Total Liabilities $ 2,570,137 $ 2,597,999 Adjusted for: Revolving line of credit, finance lease obligations, and long-term debt (626,439) (726,880) Accounts receivable securitization (198,957) (179,801) Deferred income tax liabilities (797,019) (785,588) Non-Interest Bearing Liabilities, excluding deferred income tax liabilities $ 947,722 $ 905,730 Net Tangible Assets $ 3,219,698 $ 3,035,545 Average Net Tangible Assets $ 3,127,622 Adjusted Net Income $ 529,375 Return on Net Tangible Assets 16.9% 1 Pursuant to the requirements of Regulation G, this table reconciles Total Assets and Total Liabilities to Average Net Tangible Assets.

Non-GAAP Reconciliation

Non-GAAP Reconciliation (Unaudited): Adjusted Income Before Income Taxes and Adjusted Net Income [1]

	Year-to-Date March 31, 2021	Year-to-Date December 31, 2020	Year-to-Date March 31, 2020	TTM March 31, 2021
		(Dollars in thousands)		
GAAP: Net income attributable to Knight-Swift	$ 129,790	410,002	65,426	474,366
Adjusted for:				
Income tax expense attributable to Knight-Swift	45,329	149,676	24,554	170,451
Income before income taxes attributable to Knight-Swift	175,119	559,678	89,980	644,817
Amortization of intangibles [2]	11,749	45,895	11,474	46,170
Change in fair value of deferred earnout [3]	—	6,730	—	6,730
Impairments [4]	—	5,335	902	4,433
Legal accruals [5]	1,242	6,160	—	7,402
COVID-19 incremental costs [6]	—	12,259	2,293	9,966
Adjusted income before income taxes	188,110	636,057	104,649	719,518
Provision for income tax expense at effective rate	(48,677)	(169,910)	(28,444)	(190,143)
Non-GAAP Adjusted Net Income Attributable to Knight Swift	$ 139,433	$ 466,147	$ 76,205	$ 529,375

1. Pursuant to the requirements of Regulation G, this table reconciles Knight-Swift's GAAP Income before income taxes to Knight-Swift's non-GAAP Adjusted Income before Income Taxes and Adjusted Net Income.
2. "Amortization of intangibles" reflects the non-cash amortization expense relating to intangible assets identified in the 2017 Merger and other acquisitions.
3. "Change in fair value of deferred earnout" reflects the expense for the change in fair value of a deferred earnout related to the acquisition of a warehousing company, which is recorded in "Miscellaneous operating expenses."
4. "Impairments" reflects the non-cash impairments:
   - Year-to-date 2020 includes impairments related to investments in certain alternative fuel technology (within the non-reportable segments), certain tractors (within the Trucking segment), certain legacy trailers (within the non-reportable segments) as a result of a softer used equipment market, and trailer tracking equipment (within the Trucking segment).
5. "Legal accruals" reflects costs incurred in the first quarter of 2021 and the third quarter of 2020 related to certain class action lawsuits involving pre-merger employment-related claims that were previously disclosed by Swift..
6. Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 5.

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23 Non-GAAP Reconciliation (Unaudited): Net Leverage and Leverage Ratio 1 2 Non-GAAP Reconciliation March 31, 2021 (Dollars in thousands) Term loan $ 300,000 Revolving line of credit 115,000 Accounts receivable securitization 199,000 Other secured debt and finance leases 212,376 Total face value of debt 826,376 Unrestricted cash and cash equivalents (194,650) Non-GAAP: Net Leverage $ 631,726 Non-GAAP: Adjusted EBITDA TTM March 31, 2021 $ 1,179,735 Non-GAAP: Leverage Ratio 0.54 1 Pursuant to the requirements of Regulation G, these tables reconcile consolidated GAAP net income attributable to Knight-Swift to non-GAAP consolidated EBITDA, Adjusted EBITDA, Net Leverage, and Leverage Ratio 2 Leverage Ratio is calculated in accordance with the provisions of Knight-Swift's senior credit facility.

24 1 Pursuant to the requirements of Regulation G, this table reconciles consolidated GAAP net income to consolidated non-GAAP EBITDA and Adjusted EBITDA. 2 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Income Before Income Taxes and Adjusted Net Income – footnote 2. 3 "Other non-cash gains, net" includes unrealized positions on equity securities, and other various items. Non-GAAP Reconciliation (Unaudited): Earnings before Interest, Taxes, Depreciation and Amortization ("EBITDA") and Adjusted EBITDA 1 Non-GAAP Reconciliation Year-to-Date March 31, 2021 Year-to-Date December 31, 2020 Year-to-Date March 31, 2020 TTM March 31, 2021 (Dollars in thousands) GAAP: Net income $ 129,843 $ 410,635 $ 65,783 $ 474,695 Adjusted for: Depreciation and amortization of property and equipment 119,915 460,775 110,221 470,469 Amortization of intangibles 11,749 45,895 11,474 46,170 Interest expense 3,486 17,309 6,107 14,688 Interest income (294) (1,928) (832) (1,390) Income tax expense 45,329 149,676 24,554 170,451 Non-GAAP: EBITDA 310,028 1,082,362 217,307 1,175,083 Impairments 2 — 5,335 902 4,433 Stock compensation expense 5,662 19,639 3,536 21,765 Other non-cash gains, net 3 (11,785) (4,083) 5,678 (21,546) Non-GAAP: Adjusted EBITDA $ 303,905 $ 1,103,253 $ 227,423 $ 1,179,735